                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/X/ Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
              NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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NOTICE OF ANNUAL MEETINGS                                333 West Wacker Drive
OF SHAREHOLDERS --                                       Chicago, Illinois
DECEMBER 12, 1996                                        60606
                                                         800-257-8787

NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

October 25, 1996

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, and Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 34th floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday, December 12, 1996, at 9:00 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect four (4) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1997.

    3. To transact such other business as may properly come before the Annual Meeting.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF SHARES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ONLY:

To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of each Fund at the close of business on October 14, 1996 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

JOINT PROXY STATEMENT                                   333 West Wacker Drive
OCTOBER 25, 1996                                        Chicago, Illinois
                                                        60606
                                                        800-257-8787

NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Board of Directors, as the case may be, (each a "Board" and each trustee or director a "Board Member") of each of Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment") and Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 12, 1996 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the four Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of Municipal Auction Rate Cumulative Preferred ("MuniPreferred(R)"), as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund. For convenience, the common shares or common stock, as the case may be, of each Fund shall be referred to in this Joint Proxy Statement as Common Shares.

The following table indicates which shareholders are solicited with respect to each matter:

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                     MATTER                     COMMON SHARES  MUNIPREFERRED
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 Election of Board Members by all Shareholders X              X
 (Lawrence Brown, Anthony Dean, Anne
 Impellizzeri and Peter Sawers nominated)
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 Election of Board Members by MuniPreferred                   X
 only (Margaret Rosenheim and Timothy
 Schwertfeger nominated)
------------------------------------------------------------------------------
 Ratify Selection of Auditors                  X              X
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A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will have the same effect as shares voted against the election of Board Members and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of October 14, 1996, there were issued and outstanding: 14,290,929 Common Shares and 1,640 shares of MuniPreferred, Series W and 2,800 shares of MuniPreferred, Series TH of Insured Florida; 15,680,979 Common Shares and 2,400 shares of MuniPreferred, Series W and 2,000 shares of MuniPreferred, Series TH of Pennsylvania Investment; 15,747,463 Common Shares and 844 shares of MuniPreferred, Series M, 2,080 shares of MuniPreferred, Series TH and 1,800 shares of MuniPreferred, Series F of Pennsylvania Premium; 19,460,456 Common Shares and 3,200 shares of MuniPreferred, Series M and 2,000 shares of MuniPreferred, Series TH of New Jersey Investment; and 11,858,499 Common Shares, and 624 shares of MuniPreferred, Series T, 1,440 shares of MuniPreferred, Series W and 1,600 shares of MuniPreferred, Series TH of New Jersey Premium. Those persons who were shareholders of record at the close of business on October 14, 1996 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 25, 1996.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, six (6) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two
(2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each Fund to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of each Fund (except New Jersey Investment and New Jersey Premium) will be required to elect the Board Members of that Fund. For New Jersey Investment and New Jersey Premium, the affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of the Funds and of all Nuveen funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of September 30, 1996. All of the nominees, except Anthony T. Dean, were last elected to each Board at the 1995 Annual Meeting of Shareholders. Mr. Dean will be standing for election by the Funds' shareholders for the first time at the Annual Meeting of Shareholders. Mr. Dean was appointed to each Board to fill a vacancy that occurred upon the retirement of Richard J. Franke from John Nuveen & Co. Incorporated and the Board of the Fund on June 30, 1996. Mr. Franke's contributions to the Funds are greatly appreciated. There is currently one vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I
NOMINEES FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS
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                                                                  FULL COMMON SHARES
                                                                  BENEFICIALLY OWNED
                                                                  SEPTEMBER 30, 1996
    NAME, AGE AND PRINCIPAL                                      ---------------------
          OCCUPATIONS                                                           ALL
OF NOMINEES AS OF SEPTEMBER 30,      YEAR FIRST ELECTED OR         THE         NUVEEN
            1996(1)                APPOINTED A BOARD MEMBER      FUNDS(2)     FUNDS(3)
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Lawrence H. Brown (62)            1993--All Funds                       0        3,723
Board Member of the Funds;
retired in August 1989 as
Senior Vice President of The
Northern Trust Company.
*Anthony T. Dean (51)             1996--All Funds                       0        6,851
Board Member and President of
the Funds (since July 1996);
Director and (since July 1996)
President of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; prior thereto,
Executive Vice President of The
John Nuveen Company, John
Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and
Nuveen Institutional Advisory
Corp.
Anne E. Impellizzeri (63)         1994--All Funds                       0        2,000
Board Member of the Funds;
President and Chief Executive
Officer of Blanton-Peale
Institute (since December
1990); prior thereto, Vice
President of New York City
Partnership (from 1987 to 1990)
and Vice President of
Metropolitan Life Insurance
Company (from 1980 to 1988).
Peter R. Sawers (63)              1991-- Pennsylvania                   0        8,470
Board Member of the Funds;        Investment, New Jersey
Adjunct Professor of Business           Investment
and Economics, University of      1992-- Insured Florida, New
Dubuque, Iowa; Adjunct                  Jersey Premium
Professor, Lake Forest Graduate   1993-- Pennsylvania Premium
School of Management, Lake
Forest, Illinois (since January
1992); prior thereto, Executive
Director, Towers Perrin
Australia (management
consultant); Chartered
Financial Analyst; Certified
Management Consultant.
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TABLE II
NOMINEES FOR EACH FUND TO BE ELECTED BY HOLDERS OF
MUNIPREFERRED

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                                                                   FULL COMMON SHARES
                                                                   BENEFICIALLY OWNED
                                                                   SEPTEMBER 30, 1996
                                                                  ---------------------
NAME, AGE AND PRINCIPAL                                                          ALL
OCCUPATIONS OF NOMINEES              YEAR FIRST ELECTED OR         THE         NUVEEN
AS OF SEPTEMBER 30, 1996(1)        APPOINTED A BOARD MEMBER      FUNDS(2)     FUNDS(3)
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Margaret K. Rosenheim (70)          1990--Pennsylvania                  0        5,457
Board Member of the Funds; Helen          Investment, New
Ross Professor of Social Welfare          Jersey Investment
Policy, School of Social Service    1992--Insured Florida,
Administration, University of             New Jersey Premium
Chicago.                            1993--Pennsylvania
                                          Premium
*Timothy R. Schwertfeger (47)       1994--All Funds                      0       97,492
Chairman (since July 1996) and
Board Member of the Funds (since
July 1994); Chairman (since July
1996) and Director of The John
Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen
Advisory Corp. and Nuveen
Institutional Advisory Corp.;
prior thereto, Executive Vice
President of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.
---------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The Board Members are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 52 Nuveen closed-end funds. In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) No nominee beneficially owned on September 30, 1996, any Common Shares or shares of any series of MuniPreferred of the Funds.

(3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral.

The tables below show for each Board Member who is not affiliated with Nuveen or the Adviser the aggregate compensation paid by each Fund for its fiscal year ended June 30, 1996 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1995, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

                                                                                                   TOTAL
                                                                                                COMPENSATION
                                                                                                NUVEEN FUNDS
                                                                                                ACCRUED FOR
                     AGGREGATE COMPENSATION FROM THE FUNDS                                    BOARD MEMBERS(1)
                     -----------------------------------------------------------------------------------------
NAME OF               INSURED     PENNSYLVANIA    PENNSYLVANIA    NEW JERSEY     NEW JERSEY
BOARD MEMBER          FLORIDA      INVESTMENT       PREMIUM       INVESTMENT      PREMIUM
--------------------------------------------------------------------------------------------------------------
Lawrence H. Brown         $600             658             623           743            532         $55,500
Anne E. Impellizzeri       600             658             623           743            532          63,000
Margaret K.
  Rosenheim                639             702             664           795            564          62,322(2)
Peter R. Sawers            600             658             623           743            532          55,500
--------------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of 21 Nuveen open-end funds and 53 Nuveen closed-end funds.

(2) Includes $1,572 in interest accrued on deferred compensation from prior years.

Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Fund held thirteen meetings during the fiscal year ended June 30, 1996.

Each Fund's Board has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during the fiscal year ended June 30, 1996.

Nomination of Board Members is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as Board Members. The nominating committee of each Fund held one meeting during the fiscal year ended June 30, 1996. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

Each Fund's Board held six meetings during the fiscal year ended June 30, 1996. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

Each Fund has the same executive officers. The following table sets forth information as of September 30, 1996 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meeting of Shareholders, which Board meeting is presently scheduled to be held on January 29, 1997.

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                                                     POSITIONS AND OFFICES WITH
       NAME, AGE AND PRINCIPAL OCCUPATIONS                      FUNDS
----------------------------------------------------------------------------------
William M. Fitzgerald, 32                          Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December 1995)
and Assistant Portfolio Manager (from June 1988
to September 1992) of Nuveen Advisory Corp.;
Chartered Financial Analyst.

Kathleen M. Flanagan, 49                           Vice President (since 1994)
Vice President of John Nuveen & Co. Incorporated
and (since 1996) Vice President of Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.

J. Thomas Futrell, 41                              Vice President (since 1991)
Vice President of Nuveen Advisory Corp.;
Chartered Financial Analyst.

Steven J. Krupa, 39                                Vice President (since 1990)
Vice President of Nuveen Advisory Corp.

Anna R. Kucinskis, 50                              Vice President (since 1991)
Vice President of John Nuveen & Co. Incorporated.

Larry W. Martin, 45                                Vice President (since 1993) &
Vice President (since September 1993), Assistant   Assistant Secretary (since
Secretary and Assistant General Counsel of John    1990)
Nuveen & Co. Incorporated; Vice President (since
May 1993) and Assistant Secretary of Nuveen
Advisory Corp.; Vice President (since May 1993)
and Assistant Secretary (since January 1992) of
Nuveen Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company; Director of Nuveen, Duff & Phelps
Investment Advisors (since January 1995).

O. Walter Renfftlen, 57                            Vice President & Controller
Vice President and Controller of The John Nuveen   (since 1990)
Company (since March 1992), John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Thomas C. Spalding, Jr., 45                        Vice President (since 1990)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.

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                                                     POSITIONS AND OFFICES WITH
       NAME, AGE AND PRINCIPAL OCCUPATIONS                      FUNDS
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H. William Stabenow, 62                            Vice President & Treasurer
Vice President and Treasurer of The John Nuveen    (since 1990)
Company (since March 1992), John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp. (since January
1992).

James J. Wesolowski, 46                            Vice President & Secretary
Vice President, General Counsel and Secretary of   (since 1990)
The John Nuveen Company (since March 1992), John
Nuveen & Co. Incorporated, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.

Gifford R. Zimmerman, 40                           Vice President (since 1993) &
Vice President (since September 1992), Assistant   Assistant Secretary (since
Secretary and Assistant General Counsel of John    1990)
Nuveen & Co. Incorporated; Vice President (since
May 1993) and Assistant Secretary of Nuveen
Advisory Corp.; Vice President (since May 1993)
and Assistant Secretary (since January 1992) of
Nuveen Institutional Advisory Corp.; Assistant
Secretary of The John Nuveen Company (since May
1994).
----------------------------------------------------------------------------------

On September 30, 1996, Board Members and executive officers of the Funds as a group beneficially owned 204,088 common shares of all funds managed by the Adviser (excluding money market funds) and as a group did not beneficially own any Common Shares or shares of MuniPreferred of any Fund. As of October 14, 1996, no person was known to the Funds to own beneficially more than five percent of the Common Shares or any series of MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending June 30, 1997. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $12,500.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and MuniPreferred.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1997, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 27, 1997.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following such Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS JUNE 30, 1996 ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

                                                                         NFL1296

NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2             PROXY BALLOT

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Annual Meeting of Shareholders of Nuveen Pennsylvania Premium Income Municipal Fund 2 to be held on December 12, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES:    Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri,
                Peter R. Sawers.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                        NPY1296


The Board of Trustees recommends a vote FOR all nominees and the proposal:         Please mark your votes as in this example.  /X/
------------------------------------------------------------------------------------------------------------------------------------
1.     Election of Trustees:          / /FOR            / /WITHHOLD authority         / / WITHHOLD authority to vote
       (See reverse for nominees)        all nominees      to vote for all nominees       for nominees indicated below:
                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal       / /       / /       / /
      year ending June 30, 1997.

3.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

------------------------------------------------------------------------------------------------------------------------------------

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Trustees and for the proposal set forth on this Proxy.

Please be sure to sign and date this Proxy.


--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NFL1296                  NPY1296



NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2             PROXY BALLOT
MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES, SERIES M, TH, AND F PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the Municipal Auction Rate Cumulative Preferred Shares, Series M, TH, and F, of the undersigned at the Annual Meeting of Shareholders of Nuveen Pennsylvania Premium Income Municipal Fund 2 to be held on December 12, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: -- BY ALL SHAREHOLDERS: Lawrence H. Brown, Anthony T. Dean, Anne
                E. Impellizzeri, Peter R. Sawers.
   NOMINEES: -- BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                ONLY: Margaret K. Rosenheim, Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                     NPY1296-P


The Board of Trustees recommends a vote FOR all nominees and the proposals:         Please mark your votes as in this example.  /X/
-----------------------------------------------------------------------------------------------------------------------------------
1.     Election of Trustees:          / /FOR            / /WITHHOLD authority         / /WITHHOLD authority to vote
       (See reverse for nominees)        all nominees      to vote for all nominees      for nominees indicated below:
                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal       / /       / /       / /
      year ending June 30, 1997.

3.    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
-----------------------------------------------------------------------------------------------------------------------------------

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Trustees and for the proposal set forth on this Proxy.

Please be sure to sign and date this Proxy.


--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NFL1296               NPY1296-P


